FOR IMMEDIATE RELEASE

MERUELO MADDUX APPOINTS ANDREW MURRAY AS CHIEF FINANCIAL OFFICER

LOS ANGELES, CA – May 8, 2008 – Meruelo Maddux Properties, Inc. (Nasdaq: MMPI), a self-managed, full-service real estate company that develops, redevelops and owns commercial and residential properties, announced today that Andrew Murray will be joining its executive management team as Chief Financial Officer effective May 23, 2008.  Mr. Murray is a seasoned real estate investment banker familiar with Los Angeles real estate.

Fred Skaggs, the Company’s current Chief Financial Officer, is expected to continue with MerueloMaddux Properties, Inc. as Chief Accounting Officer.

Mr. Murray, 41, will be focusing in the near term on expanding and enhancing the Company’s capital markets relationships, debt relationships and investor relations.

“We are very pleased that Andrew Murray has joined our executive team with his unique set of skills, experiences, relationships, discipline and energy.  He is an excellent fit and ideally suited to lead MerueloMaddux’s finance team as we move forward with our strategic initiatives,” said Richard Meruelo, Chairman and Chief Executive Officer of MerueloMaddux Properties, Inc.

Andrew Murray began his real estate career at Salomon Brothers Inc. in 1989 in real estate equity and debt investment banking.  At that time he lived and worked in downtown Los Angeles.  He has been involved in all major classes of real estate assets and all phases of capital markets activities for over eighteen years.  Mr. Murray most recently led the West Coast real estate investment banking activities for FBR Capital Markets, where he held the position of Senior Vice President.  He is a graduate of the Wharton School of Business of the University of Pennsylvania.

About Meruelo Maddux Properties

Meruelo Maddux Properties is a self-managed, full-service real estate company that develops, redevelops and owns commercial and residential properties in downtown Los Angeles and other densely populated urban areas in California that are undergoing demographic or economic changes.  Meruelo Maddux Properties is committed to socially responsible investment.  Through its predecessor business, Meruelo Maddux Properties has been investing in urban real estate since 1972.

Contacts:
Michael Bustamante                                                                                     Lasse Glassen
Corporate Communications                                                                         Investor Relations
213.291.2800 (office)                                                                                      213.486.6546
916.425.0839 (cell)                                                                                          lglassen@frbir.com

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “intends,” “plans,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases.  You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the company's control and which could materially affect actual results, performances or achievements. Our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to our common stock, along with the following factors that could cause actual results to vary from our forward-looking statements: (i) the general volatility of the capital markets, (ii) changes in our business and investment strategy, (iii) availability, terms and deployment of capital, (iv) perception of the commercial and residential subsegments of the real estate industry, (v) changes in supply and demand dynamics within the commercial and residential subsegments of the real estate industry, (vi) availability of qualified personnel, (vii) change in costs associated with development or redevelopment and repositioning of projects, (viii) changes in interest rates, (ix) changes in applicable laws and regulations (including land use entitlement processes), (x) changes in political climates that may affect our proposed development and redevelopment projects and the discretion of elected or appointed officials, (xi) state of the general economy and the greater Los Angeles economy in which our projects are located, and (xii) the degree and nature of our competition.  Accordingly, there is no assurance that the company's expectations will be realized.  Except as otherwise required by the federal securities laws, the company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in the company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.